                                                                   EXHIBIT 99.13


                      AMERICAN COMMUNITY PROPERTIES TRUST
                            NET ASSET VALUE SUMMARY
                             AS OF MARCH 31, 1998

                      AMERICAN COMMUNITY PROPERTIES TRUST
                            NET ASSET VALUE SUMMARY
                             AS OF MARCH 31, 1998

                                                                         Exhibit
                                                                         -------
Proposed Transaction Flowchart...........................................     1

Allocation Schedules

         U.S. Housing Net Asset Value....................................     2

         P.R. Housing Net Asset Value....................................     3

         IGC Net Asset Value.............................................     4

Intercompany Receivable Analysis.........................................     5

American Community Properties Trust NAV Summary..........................     6

Firm Brochure............................................................     7

ACPT FOLLOWING THE RESTRUCTURING

     The following chart depicts the organizational structure of ACPT and its subsidiaries following completion of the Restructuring.


                         [CHART OF ACPT APPEARS HERE]


(1)  ACPT will hold all of common stock of American Rental.

(2) The Class A interest represents all of the interest in IGP other than the class B interests, which represents all of IGP's rights to income, gain, and losses associated with land in puerto Rico held by LDA that is currently designate for development as saleable property.

                                                                       EXHIBIT 2
                                                                       ---------

                           U.S. HOUSING PARTNERSHIP
                            NET ASSET VALUE SUMMARY
                            -----------------------

                                                          NAV/(1)/            Units                %
                                                          --------            -----             ------
         To IGC As GP of Partnerships                   $13,879,000         $1,387,900          57.00%
         To IGC As L.P. of Partnerships                   2,891,000            289,100          11.87%
                                                          ---------            -------          ------
            Subtotal                                     16,770,000          1,677,000          68.88%
         To Other Limited Partners of
            Bannister                                     1,866,000            186,600           7.66%
            Palmer                                          532,000             53,200           2.19%
            Brookside                                     1,056,000            105,600           4.34%
            Headen                                          452,000             45,200           1.86%
            Huntington                                    1,514,000            151,400           6.22%
            Crossland                                       760,000             76,000           3.12%
            Wakefield Third Age                             506,000             50,600           2.08%
            Lancaster                                             0                  0           0.00%
            Fox Chase                                         3,000                300           0.01%
            New Forest                                        1,000                100           0.01%
            Essex Village                                         0                  0           0.00%
            Wakefield Terrace                               888,000             88,800           3.65%
                                                        -----------         ----------         -------
                                                        $24,347,000         $2,434,700         100.00%
                                                        ===========         ===========        =======

(1)      See attached schedule of Net Asset Value.

                                                                                               US  HOUSING
                                                                                         NET ASSET VALUE SUMMARY
                                                                                              (IN THOUSANDS)


                                          BANNISTER         PALMER       BROOKSIDE         HEADEN       HUNTINGTON        CROSSLAND
                                          ---------         ------       ---------         ------       ----------        ---------
      (000s)
NAV ANALYSIS
     CASH                                       79            203              18            243              308              121
     A/C REC.                                   12              8               1              1                5                6
     OTHER ASSETS                              194            149              35            168              241               96
     RES. RECEIPTS/REP. RES.                   197             42              29            125              283               20
     REAL ESTATE                             7,860          6,440           2,720          6,560           10,350            4,010
                                             -----          -----           -----          -----           ------            -----

TOTAL ASSETS                                 8,342          6,842           2,803          7,097           11,187            4,253
     A/C PAYABLE, OTHER                       (172)           (84)            (86)           (76)            (146)             (96)
     DEBT - THIRD PARTY                     (3,611)        (4,195)         (1,578)        (4,844)          (7,613)          (2,119)
     DEBT - I/C LOANS (1)                      (71)          (391)            (49)          (334)            (401)            (137)
CONSOLIDATION COSTS                      ___________      _________      __________      __________     _____________     _________

NAV                                          4,488          2,172           1,090          1,843            3,027            1,901
                                             =====          =====           =====          =====            =====            =====

                                                                                      PRELIMINARY

                                             WAKEFIELD                                                                  ESSEX
                                             THIRD AGE             LANCASTER        FOX CHASE        NEW FOREST        VILLAGE
                                             ---------             ---------        ---------        ----------        -------
      (000s)
NAV ANALYSIS
     CASH                                          28                   221              155               322             427
     A/C REC.                                      34                     8                5                23              37
     OTHER ASSETS                                 113                   117              338               324             249
     RES. RECEIPTS/REP. RES.                       40                   173               85               109             378
     REAL ESTATE                                4,220                 5,790            9,020            15,200          17,510
                                                -----                 -----            -----            ------          ------

TOTAL ASSETS                                    4,435                 6,309            9,603            15,978          18,601
     A/C PAYABLE, OTHER                           (84)                  (83)            (129)             (226)           (342)
     DEBT - THIRD PARTY                        (2,294)               (4,299)          (6,554)          (12,325)        (15,839)
     DEBT - I/C LOANS (1)                         (89)               (1,423)             (15)           (2,094)         (2,420)
CONSOLIDATION COSTS                          ___________           ___________      ___________      ___________       ___________

NAV                                             1,968                   504            2,905             1,333               0
                                                =====                   ===            =====             =====               =

                                                WAKEFIELD          U.S. HOUSING
                                                 TERRACE           CONSOLIDATED
                                                ---------          ------------
     (000s)
NAV ANALYSIS
     CASH                                             95                 2,220
     A/C REC.                                         17                   157
     OTHER ASSETS                                    221                 2,245
     RES. RECEIPTS/REP. RES.                         236                 1,717
     REAL ESTATE                                   7,740                97,420

TOTAL ASSETS                                       8,309               103,759
     A/C PAYABLE, OTHER                             (157)               (1,681)
     DEBT - THIRD PARTY                           (4,919)              (70,190)
     DEBT - I/C LOANS (1)                           (117)               (7,541)
CONSOLIDATION COSTS                            ___________         _____________

NAV                                                3,116                24,347
                                                   =====                ======

(1) REFLECTS I/C RECEIVABLES AND WORKING CAPITAL LOANS. I/C RECEIVABLE BALANCE
    MAY BE ADJUSTED TO REFLECT AMOUNT NOT DEEMED COLLECTIBLE BASED ON NAV
    PRIORITY DISTRIBUTIONS.
(2) NOTE: I/C RECEIVABLES REDUCED FOR ESSEX VILLAGE BY $538.
------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                          BANNISTER         PALMER       BROOKSIDE         HEADEN       HUNTINGTON        CROSSLAND
                                          ---------         ------       ---------         ------       ----------        ---------
IGC % AS GP                                   5.00%         50.00%           0.00%         50.00%           50.00%           60.00%
IGC % AS LP                                   0.00%         25.50%           0.00%         25.50%            0.00%            0.00%
OTHER % AS LP                                95.00%         24.50%         100.00%         24.50%           50.00%           40.00%
                                            -------        -------         -------        -------          -------          -------
                                            100.00%        100.00%         100.00%        100.00%          100.00%          100.00%
                                            =======        =======         =======        =======          =======          =======
PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                          128              0           1,022              0                0                0
                                               ===              =           =====              =                =                =
IGC NAV AS GP                                    6              0               0              0                0                0
NAV - IGC AS LP - RETURN OF CAPITAL              0              0               0              0                0                0
NAV - OTHER LPs - RETURN OF CAPITAL            122              0           1,022              0                0                0

------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % AFTER PREFERENCES:
------------------------------
IGC % AS GP                                  60.00%         50.00%          50.00%         50.00%           50.00%           60.00%
IGC % AS LP                                   0.00%         25.50%           0.00%         25.50%            0.00%            0.00%
OTHER % AS LP                                40.00%         24.50%          50.00%         24.50%           50.00%           40.00%
                                            -------        -------         -------        -------          -------          -------
                                            100.00%        100.00%         100.00%        100.00%          100.00%          100.00%
                                            =======        =======         =======        =======          =======          =======

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                                2,616          1,086              34            922            1,514            1,141
IGC NAV AS LP                                    0            554               0            470                0                0
OTHER LP NAV                                 1,744            532              34            452            1,514              760

------------------------------------------------------------------------------------------------------------------------------------


TOTAL ALLOCATION
----------------
IGC NAV AS GP                                2,622          1,086              34            922            1,514            1,141
IGC NAV AS LP                                    0            554               0            470                0                0
OTHER LP NAV                                 1,866            532           1,056            452            1,514              760
                                             -----          -----           -----          -----            -----            -----
TOTAL NAV                                    4,488          2,172           1,090          1,843            3,027            1,901
                                             =====          =====           =====          =====            =====            =====

TOTAL IGC NAV - US HOUSING                  16,770          68.88%
OTHER LP NAV - US HOUSING                    7,577          31.12%
                                           -------         -------
TOTAL - US HOUSING                         $24,347         100.00%
                                           =======         =======
------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                               WAKEFIELD                                                                ESSEX
                                               THIRD AGE           LANCASTER        FOX CHASE        NEW FOREST        VILLAGE
                                               ---------           --------         ---------        ----------        -------
IGC % AS GP                                        0.00%              50.00%           99.90%            99.90%         50.00%
IGC % AS LP                                       51.00%              50.00%            0.00%             0.00%          0.00%
OTHER % AS LP                                     49.00%               0.00%            0.10%             0.10%         50.00%
                                                 -------             -------          -------           -------        -------
                                                 100.00%             100.00%          100.00%           100.00%        100.00%
                                                 =======             =======          =======           =======        =======

PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                                96                 329                0                 0              0
                                                     ==                 ===                =                 =              =
IGC NAV AS GP                                         0                   0                0                 0              0
NAV - IGC AS LP - RETURN OF CAPITAL                  49                 329                0                 0              0
NAV - OTHER LPs - RETURN OF CAPITAL                  47                   0                0                 0              0

------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % AFTER PREFERENCES:
------------------------------
IGC % AS GP                                       50.00%              50.00%           99.90%            99.90%         50.00%
IGC % AS LP                                       25.50%              50.00%            0.00%             0.00%          0.00%
OTHER % AS LP                                     24.50%               0.00%            0.10%             0.10%         50.00%
                                                 -------             -------          -------           -------        -------
                                                 100.00%             100.00%          100.00%           100.00%        100.00%
                                                 =======             =======          =======           =======        =======

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                                        936                 88            2,902             1,332              0
IGC NAV AS LP                                        477                 88                0                 0              0
OTHER LP NAV                                         459                  0                3                 1              0

------------------------------------------------------------------------------------------------------------------------------------


TOTAL ALLOCATION
----------------
IGC NAV AS GP                                        936                 88            2,902             1,332              0
IGC NAV AS LP                                        526                417                0                 0              0
OTHER LP NAV                                         506                  0                3                 1              0
                                                     ---                  -                -                 -              -
TOTAL NAV                                          1,968                504            2,905             1,333              0
                                                   =====                ===            =====             =====              =
                                                                                      (4)(5)            (4)(5)

TOTAL IGC NAV - US HOUSING
OTHER LP NAV - US HOUSING

TOTAL - US HOUSING

------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                                WAKEFIELD
                                                 TERRACE
                                                ---------
IGC % AS GP                                         0.00%
IGC % AS LP                                        51.00%
OTHER % AS LP                                      49.00%
                                                  -------
                                                  100.00%
                                                  =======

PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                                508
                                                     ===
IGC NAV AS GP                                          0                     6
NAV - IGC AS LP - RETURN OF CAPITAL                  259                   637
NAV - OTHER LPs - RETURN OF CAPITAL                  249                 1,440

------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % AFTER PREFERENCES:
------------------------------
IGC % AS GP                                        50.00%
IGC % AS LP                                        25.50%
OTHER % AS LP                                      24.50%
                                                  -------
                                                  100.00%
                                                  =======

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                                      1,304                13,873
IGC NAV AS LP                                        665                 2,254
OTHER LP NAV                                         639                 6,137

------------------------------------------------------------------------------------------------------------------------------------


TOTAL ALLOCATION
IGC NAV AS GP                                      1,304                13,879
IGC NAV AS LP                                        924                 2,891
OTHER LP NAV                                         888                 7,577
                                                   -----                ------
TOTAL NAV                                          3,116                24,347
                                                   =====                ======


                                               (3) PREFERENCE AMOUNT REPRESENTS UNRECOVERED RETURN OF CAPITAL.
TOTAL IGC NAV - US HOUSING                     (4) GP/LP ALLOCATIONS FOR FOX CHASE AND NEW FOREST ARE BASED ON CAPITAL A/C BALANCES
OTHER LP NAV - US HOUSING                          PER THE PSHP AGREEMENT.
TOTAL - US HOUSING                             (5) FOX CHASE AND NEW FOREST ARE GENERAL PSHPS.  THERE ARE NO LPs.  THE 0.1%
                                                   REPRESENTS THE OUTSIDE GP %.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT 3
                                                                       ---------

                           P.R. HOUSING PARTNERSHIP
                            NET ASSET VALUE SUMMARY
                            -----------------------

                                                           NAV/(1)/           Units              %
                                                           --------           -----            -----
         To IGC As GP of Partnerships                   $20,067,000        $2,006,700          45.50%
         To IGC As L.P. of Partnerships                     255,000            25,500           0.58%
                                                            -------            ------           -----
            Subtotal                                     20,322,000         2,032,200          46.08%
         To Other Limited Partners of
            Alturas Del Senorial                            953,000            95,300           2.16%
            Bayamon Gardens                               1,766,000           176,600           4.00%
            Carolina Associates/(2)/                      3,139,000           313,900           7.12%
            Colinas De San Juan                           3,702,000           370,200           8.39%
            Jardines De Caparra                           1,537,000           153,700           3.49%
            Monserrate I                                  4,837,000           483,700          10.97%
            Monte De Oro                                  1,959,000           195,900           4.44%
            New Center                                    1,890,000           189,000           4.29%
            San Anton                                     1,675,000           167,500           3.80%
            Valle Del Sol                                 1,627,000           162,700           3.69%
            Vistas Del Turabo                               696,000            69,600           1.58%
                                                        -----------        ----------         -------
                                                        $44,101,000        $4,410,100         100.00%
                                                        ===========        ==========         =======

(1)      See attached schedule.

(2) Includes De Diego, Monserrate II, Santa Juana and Torre De Las Cumbres properties.

                                                                PR  HOUSING
                                                         NET ASSET VALUE SUMMARY
                                                              (IN THOUSANDS)
                                  ALTURAS        BAYAMON         CAROLINA       COLINAS De      JARDINES
                                DEL SENORIAL     GARDENS      ASSOCIATES (4)     SAN JUAN      De CAPARRA    MONSERRATE I
                                ------------     -------      --------------     --------      ----------    ------------
(000s)
NAV ANALYSIS
     CASH                                255         100                 280            13            402             106
     A/C REC.                              0          27                 105            18              8               4
     OTHER ASSETS                        122         189               1,748           244            179             174
     RES. RECEIPTS/REP. RES.             124       1,101               1,932         3,772            248             574
     REAL ESTATE                       4,920      11,170              32,830        11,500          7,200          10,350
                                       -----      ------              ------        ------          -----          ------

TOTAL ASSETS                           5,421       2,587              36,895        15,547          8,037          11,208

     A/C PAYABLE, OTHER                  (66)       (176)               (644)         (108)           (95)           (115)
     DEBT - THIRD PARTY               (3,449)     (9,387)            (29,973)       (8,356)        (4,869)           (910)
     DEBT - I/C LOANS (1)                  -        (512)                  -          (377)             -               -
CONSOLIDATION COSTS              ___________  __________      ______________   ___________    ___________     ___________

NAV                                    1,906       2,512               6,278         6,706          3,073          10,183
                                       =====       =====               =====         =====          =====          ======


                                                                                            PRELIMINARY

                                                                                               VISTAS       PR HOUSING
                                     MONTE De ORO   NEW CENTER   SAN ANTON   VALLE DEL SOL   DEL TURABO    CONSOLIDATED
                                     ------------   ----------   ---------   -------------   ----------    ------------
(000s)
NAV ANALYSIS
     CASH                                      10          441          95              29           30           1,761
     A/C REC.                               (3.00)          12           5               2            3             181
     OTHER ASSETS                             959          760         117             188           34           4,714
     RES. RECEIPTS/REP. RES.                    0            0         536             860           81           9,228
     REAL ESTATE                            8,750        8,660       5,520          13,080        2,990         116,970
                                            -----        -----       -----          ------        -----         -------

TOTAL ASSETS                                9,716        9,873       6,273          14,159        3,138         132,854

     A/C PAYABLE, OTHER                       (38)         (57)        (83)           (134)         (48)         (1,564)
     DEBT - THIRD PARTY                    (5,761)      (6,036)     (2,885)        (11,035)      (2,259)        (84,920)
     DEBT - I/C LOANS (1)                       -            -         (99)         (1,235)         (46)         (2,269)
CONSOLIDATION COSTS                   ___________  ___________  __________     ___________ ____________   _____________

NAV                                         3,917        3,780       3,206           1,755          785          44,101
                                            =====        =====       =====           =====          ===          ======

(1) REFLECTS I/C RECEIVABLES AND WORKING CAPITAL LOANS. I/C RECEIVABLE BALANCE MAY BE ADJUSTED TO REFLECT AMOUNT NOT DEEMED
    COLLECTIBLE BASED ON NAV PRIORITY DISTRIBUTIONS.
------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                  ALTURAS        BAYAMON        CAROLINA        COLINAS De      JARDINES
                                DEL SENORIAL     GARDENS      ASSOCIATES (2)     SAN JUAN      De CAPARRA    MONSERRATE I
                                ------------     -------      --------------     --------      ----------    ------------
IGC % AS GP                             1.00%       1.00%              50.00%         1.00%          1.00%          50.00%
IGC % AS LP                             0.00%       0.00%               0.00%         0.00%          0.00%           2.50%
OTHER % AS LP                          99.00%      99.00%              50.00%        99.00%         99.00%          47.50%
                                       ------      ------              ------        ------         ------          ------
                                      100.00%     100.00%             100.00%       100.00%        100.00%         100.00%
                                      =======     =======             =======       =======        =======         =======

PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                      0       1,041                   0           712              0               0
                                           =       =====                   =           ===              =               =

IGC NAV AS GP                              0          11                   0             7              0               0
NAV - IGC AS LP - ROC                      0           0                   0             0              0               0
NAV - OTHER LPs - ROC                      0       1,030                   0           705              0               0

------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % AFTER PREFERENCES:
------------------------------
IGC % AS GP                            50.00%      50.00%              50.00%        50.00%         50.00%          50.00%
IGC % AS LP                             0.00%       0.00%               0.00%         0.00%          0.00%           2.50%
OTHER % AS LP                          50.00%      50.00%              50.00%        50.00%         50.00%          47.50%
                                       ------      ------              ------        ------         ------          ------
                                      100.00%     100.00%             100.00%       100.00%        100.00%         100.00%
                                      =======     =======             =======       =======        =======         =======

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                            953         736               3,139         2,997          1,537           5,092
IGC NAV AS LP                              0           0                   0             0              0             255
OTHER LP NAV                             953         736               3,139         2,997          1,537           4,837

------------------------------------------------------------------------------------------------------------------------------------


TOTAL ALLOCATION
----------------
IGC NAV AS GP                            953         747               3,139         3,004          1,537           5,092
IGC NAV AS LP                              0           0                   0             0              0             255
OTHER LP NAV                             953       1,766               3,139         3,702          1,537           4,837
TOTAL NAV                              1,906       2,512               6,278         6,706          3,073          10,183

TOTAL IGC NAV - PR HOUSING            20,322        46.08%
OTHER LP NAV - PR HOUSING             23,779        53.92%
TOTAL - PR HOUSING                   $44,101       100.00%
                                     =======       =======


OWNERSHIP % BEFORE RECOVERY OF CAPITAL
--------------------------------------
                                                                                                  VISTAS        PR HOUSING
                                 MONTE De ORO    NEW CENTER     SAN ANTON     VALLE DEL SOL     DEL TURABO     CONSOLIDATED
                                 ------------    ----------     ---------     -------------     ----------     ------------
IGC % AS GP                             50.00%        50.00%         0.00%             1.00%         50.50%
IGC % AS LP                              0.00%         0.00%         0.00%             0.00%          0.00%
OTHER % AS LP                           50.00%        50.00%       100.00%            99.00%         49.50%
                                        ------        ------       -------            ------         ------
                                       100.00%       100.00%       100.00%           100.00%        100.00%
                                       =======       =======       =======           =======        =======

PREFERENCE DISTRIBUTIONS
------------------------
PREFERENCE AMOUNT (3)                       0             0           116             1,529            618
                                            =             =           ===             =====            ===
IGC NAV AS GP                               0             0             1                15              6               40
NAV - IGC AS LP - ROC                       0             0             0                 0              0                0
NAV - OTHER LPs - ROC                       0             0           115             1,514            612            3,976

------------------------------------------------------------------------------------------------------------------------------------


OWNERSHIP % AFTER PREFERENCES:
------------------------------
IGC % AS GP                             50.00%        50.00%        49.50%            50.00%         50.00%
IGC % AS LP                              0.00%         0.00%         0.00%             0.00%          0.00%
OTHER % AS LP                           50.00%        50.00%        50.50%            50.00%         50.00%
                                        ------        ------       ------             ------         ------
                                       100.00%       100.00%       100.00%           100.00%        100.00%
                                       =======       =======       =======           =======        =======

NAV DISTRIBUTION/ALLOCATION
---------------------------
IGC NAV AS GP                           1,959         1,890         1,530               113             84           20,027
IGC NAV AS LP                               0             0             0                 0              0              255
OTHER LP NAV                            1,959         1,890         1,560               113             84           19,803


TOTAL ALLOCATION
IGC NAV AS GP                            1,959         1,890         1,531               128             90          20,067
IGC NAV AS LP                                0             0             0                 0              0             255
OTHER LP NAV                             1,959         1,890         1,675             1,627            696          23,779
                                         -----         -----         -----             -----            ---          ------
TOTAL NAV                                3,917         3,780         3,206             1,755            785          44,101
                                         =====         =====         =====             =====            ===          ======

                                 (2) INCLUDES De DIEGO, MONSERRATE II, SANTA JUANA AND TORRE De LAS CUMBRES PROPERTIES.
TOTAL IGC NAV - PR HOUSING       (3) PREFERENCE AMOUNT REPRESENTS UNRECOVERED RETURN OF CAPITAL.
OTHER LP NAV - PR HOUSING
TOTAL - PR HOUSING

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT 4
                                                                       ---------

                             ACPT NET ASSET VALUE
                             --------------------

    American Housing - 1,677,000 units at $10                  $16,770,000
    American Management Company/(a)/                             3,944,000
    Other/(b)/                                                           0
                                                               -----------
       Subtotal American Rental                                $20,714,000  (A)
                                                               ===========

    SCA Assets/(c)// Total American Land                       $36,296,000  (B)
                                                               ===========

    LDA Interest (80%)/(d)/                                    $16,516,000
    Escorial Builders Interest (50%)/(e)/                        2,316,000
    IGP Housing - 2,032,200 units at $10                        20,322,000
    IGP Management Company/(f)/                                  6,628,000
    LDA Note Receivable                                          2,400,000
    Other IGP Assets                                               702,000
    Other IGP Liabilities                                       (1,942,000)
                                                               -----------
       Subtotal IGP Group                                      $46,942,000  (C)
                                                               ===========

    Intercompany Receivables/(g)/                               $9,812,000
    Other Assets                                                 2,585,000
    Other Liabilities                                           (2,217,000)
                                                               -----------
       Subtotal - Other Net Assets                              10,180,000  (D)
                                                               ===========

    ACPT BancOne debt/(h)/                                     $(1,634,000)
    Financing Costs/(h)/                                                 0
    Restructuring/Consolidation Costs                              (43,000)
                                                               -----------
                                                                (1,677,000) (E)
                                                               ===========

    Total Net Asset Value                                     $112,455,000  (A+B+C+D+E)
    NAV Per Share                                                   $21.55
                                                               -----------
    Shares Issued                                                5,218,073
                                                               ===========

                                                                      EXHIBIT 4
                                                                      ---------
                                                                     (CONTINUED)

(a) The American Management Company was valued at a multiple of 4 on 1997 pro forma cash flow from management services of $986,000 (Corporate costs pushed down from ACPT were excluded from the calculation).

(b)  Represents 1% interest in Lakeside, valued at book value.

(c)  The other net asset value of SCA/American Land was determined as follows:

     Land Parcels at Appraised Value/(a)/:
     Dorchester Neighborhood Finished Lots                                                                  0
     Huntington Ridge - Raw Acreage                                                                 1,197,000
     Fairway Village - Raw Recorded Lots - Residential                                             19,263,000
     Fairway Village - Raw Commercial Land                                                          3,960,000
     Wooded Glen and Piney Beach - Raw Acreage                                                      7,680,000
     Business Park East and North - Finished Land - Industrial                                      2,148,000
     Middle Industrial Park - Raw Land - Industrial                                                 4,750,000
     Piney Beach Industrial Park - Raw Land - Industrial                                            7,699,000
     West Lake and Smallwood Parcels                                                                6,775,000
                                                                                                -------------
     Total                                                                                         53,472,000
     Liabilities                                                                                 (22,451,000)
                                                                                                -------------
          SCA Net Asset Value                                                                     $31,021,000
                                                                                                =============
          Ownership Interest                                                                             x99%
                                                                                                -------------
     Net Asset Value of SCA                                                                        30,710,000
     Intercompany Account Included in Liabilities                                                   5,586,000
                                                                                                -------------
     Equity Value of SCA Interest                                                                 $36,296,000
                                                                                                =============

(d)    Represents 80% of net asset value of LDA determined as follows:

     Cash                                                                                            $936,000
     Receivables                                                                                    3,030,000
     Real Estate at Appraisal - Vacant Land - Canovanas, PR                                         6,100,000
                                    - Parque Escorial Planned Community                            35,465,000
                                                                                                -------------
     Total Assets                                                                                  45,531,000
     Accounts Payable                                                                             (1,381,000)
     Liabilities                                                                                 (23,505,000)
                                                                                                -------------
     Total                                                                                         20,645,000
                                                                                                        x 80%
                                                                                                -------------
     Net Asset Value of LDA                                                                        16,516,000
                                                                                                =============

(a) Adjusted for land retained by IGC and land sold subsequent to the appraisal date.

                                                                      EXHIBIT 4
                                                                      ---------
                                                                     (CONTINUED)

(e) Represents 50% of net asset value of Escorial Builders S.E. determined as follows:

         Cash                                                                               $563,000
         Other Assets                                                                         51,000
         Real Estate at Book Value -
            Villas De Parque Escorial                                                     12,722,000
                                                                                         -----------
         Total Assets                                                                     13,336,000
         Accounts Payable                                                                 (1,251,000)
         Debt                                                                            (10,594,000)
                                                                                         -----------
         Balance Sheet Net Asset Value                                                     1,491,000
         Present Value of Estimated Future Earnings (1)                                    3,141,000
                                                                                         -----------
         Total                                                                             4,632,000
                                                                                               x 50%
                                                                                         -----------
         Net Asset Value of Escorial Building S.E.                                        $2,316,000
                                                                                         ===========

         (1) Based on May 26, 1998 correspondence from management, the estimated expected return on the Escorial Builders project is $4,400,000. For purposes of NAV, management anticipates the return of $4,400,000 in excess of book value less profits to date to be achieved over a 2 year period. Using a 15% discount rate the present value of the expected return is approximately $3,141,000.


(f) The IGP Management Company was valued at a multiple of 4 on 1997 pro forma cash flow of $1,657,000 and assumed 100% ownership by ACPT.

(g) For purposes of this analysis the intercompany receivables are as of March 31, 1998 from those affiliated entities included in the Net Asset Value Analyses.

(h) Represents the future obligation to fund the mitigation/remediation of certain land environmental issues.

                                                                     EXHIBIT 5
                                                                     ---------

                         ACPT INTERCOMPANY RECEIVABLES
                         -----------------------------


                                                          3/31/98
                                                        INTERCOMPANY
        ENTITY                                        RECEIVABLE/(1)/
        ------                                        ---------------
        Bannister                                             $71,091
        Palmer                                                390,519
        Brookside                                              49,000
        Headen                                                333,908
        Huntington                                            401,000
        Crossland                                             137,186
        Wakefield Third Age                                    89,420
        Lancaster                                           1,423,000
        Fox Chase                                              15,861
        New Forest                                          2,094,000
        Essex Village                                       2,420,000
        Wakefield Terrace                                     117,000
        Lakeside (2)                                            1,581
        Alturas Del Senorial                                       --
        Bayamon Gardens                                       512,165
        Carolina Associates                                        --
        Colinas De San Juan                                   376,746
        Jardines De Caparra                                        --
        Monserrate I                                               --
        Monte De Oro                                               --
        New Center                                                 --
        San Anton                                              98,700
        Valle Del Sol                                       1,235,000
        Vistas Del Turabo                                      46,000
                                                          -----------
           Total                                          $ 9,812,177
                                                          -----------
                           Use                            $ 9,812,000
                                                          ===========

(1) Balances obtained from March 31, 1998 financial statements.
(2) Represents 1% interest of intercompany receivable.

                                                                     EXHIBIT 6
                                                                     ---------


                     AMERICAN COMMUNITIES PROPERTIES TRUST
                            NET ASSET VALUE SUMMARY

                                                             NAV                     NAV
                                                         CONTRIBUTED             CONTRIBUTED                 TOTAL
                                                           BY IGC              BY L.P.'S UPON             NAV ASSUMING
                                                        SHAREHOLDERS             CONVERSION             100% CONVERSION
                                                        ------------           --------------           ---------------
American Housing                                         $16,770,000               $7,577,000                $24,347,000
IGP Housing                                               20,322,000               23,779,000                 44,101,000
American Management Company                                3,944,000                       --                  3,944,000
American Land Assets (SCA)                                36,296,000                       --                 36,296,000
LDA Interest                                              16,516,000                       --                 16,516,000
Escorial Builders Interest                                 2,316,000                       --                  2,316,000
IGP Management Company                                     6,628,000                       --                  6,628,000
Other IGP Net Assets/(Liabilities)                         1,160,000                       --                  1,160,000
Intercompany Receivables                                   9,812,000                       --                  9,812,000
Other IGC Net Assets/(Liabilities)                           368,000                       --                    368,000
Other Assets                                                       0                       --                          0
Other Obligations                                         (1,634,000)                      --                 (1,634,000)
Restructuring/Consolidation Costs                            (43,000)                      --                    (43,000)
                                                        ------------              -----------               ------------
     TOTALS                                             $112,455,000              $31,356,000               $143,811,000

     Share Price                                          $21.551059               $21.551059                 $21.551059
                                                        ------------              -----------               ------------
     TOTAL SHARES                                          5,218,073                1,454,963                  6,673,036

     PERCENTAGE                                               78.20%                   21.80%                    100.00%
                                                        ============              ===========               ============